SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                    THE SECURITIES EXCHANGE ACT OF 1934
                          ----------------------


Filed by the Registrant [x]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Definitive Proxy Statement

[X ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          ----------------------

                         BURLINGTON NORTHERN INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         BURLINGTON NORTHERN INC.
                (NAME OF PERSON(S) FILING PROXY STATEMENT)

                          ----------------------

Payment of Filing Fee (Check the appropriate box): (/1/)

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
     6(i)(3).

[x] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)   Title of each class of securities to which transaction applies:
          Santa Fe Pacific Corporation common stock, par value $1.00 per share.

    (2)   Aggregate number of securities to which transactions applies:
          187,049,738 shares of Santa Fe Pacific Corporation common stock.

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $49 1/2 (/2/)

    (4)   Proposed maximum aggregate value of transaction: $3,148,047,091
          (/2/)

  (/1/) The filing fee previously was paid with the initial filing of the preliminary proxy materials on August 8, 1994 and with the filing of two Registration Statements on Form S-4 on October 12, 1994 (Reg. No. 33-56007) and October 27, 1994 (Reg. No. 33-56183),
          respectively.

  (/2/) For purposes of calculating the filing fee only. Upon consummation of the Merger, each outstanding share of Santa Fe Pacific Corporation common stock, par value $1.00 per share, will be converted into the right to receive 0.34 shares of Burlington Northern Inc. common stock, no par value. The proposed maximum aggregate value of the transaction described in the preliminary proxy materials is $3,148,047,091 (calculated based on the number of shares of Santa Fe Pacific Corporation common stock outstanding as of October 19, 1994, the average of the high and low reported prices of Burlington Northern Inc. common stock on October 21, 1994 and the exchange ratio of 0.34). The filing fee is one-fiftieth of that amount.

[x] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)    Amount Previously Paid:...................$1,145,590

    (2)    Form, Schedule or Registration
           Statement No.:............................Preliminary Proxy
                                                     Statement
                                                     Registration Statement
                                                     on Form S-4
                                                     (Reg. No. 33-56007)
                                                     Registration Statement
                                                     on Form S-4, as amended
                                                     (Reg. No. 33-56183)
    (3)    Filing Party:          ...................Burlington Northern
                                                     Inc./Santa Fe
                                                     Pacific Corporation
    (4)      Date filed:          ...................August 8, 1994
                                  ...................October 12, 1994
                                  ...................October 27,1994








                              [PRESS RELEASE]

                      Burlington Northern + Santa Fe

                        Real Shareholder Value From
                          A Powerful Combination

                      But Don't Take Our Word For It!
                   Read What More Experts Are Saying...

               [Graphic columns of BN/SF next to UP's Info.]

                        ...About The BN/SF Merger:

                 "Personally, I still think that the best
                    merger is between BN and Santa Fe."
                              Terrance Priest
               Corporate Manager of Transportation Logistics
                            Coors Brewing Co.
                               Traffic World
                                 10/17/94


                   "Given such minimal difference in the
                   return potential, investors should be
                  ambivalent to the competing offers but
                      more anxious to pursue the BNI
                  transaction which has fewer regulatory
                                 hurdles."
                               Thomas Galvin
                                  Analyst
                               C.J. Lawrence
                                  11/1/94


                 "I think that given the structure of the
                    transaction, the Santa Fe board is
                  probably best advised to stand by their
                           contract (with BN)."
                                 James Cox
                                 Professor
                       Duke University School of Law
                            Journal of Commerce
                                  11/1/94

                     ...About UP's Hostile Merger Bid:

                   "The principal harm of concern to the
                 ICC, and the principal potential obstacle
                  to approval of a Union Pacific/Santa Fe
                   merger, is reduction in competition."
                       Union Pacific Proxy Statement
                                 10/28/94


                "The idea of a larger Union Pacific scares
                     me.  They would have a hammerlock
                    west of the Mississippi that could
                   improve their service but would hurt
                               competition."
                            Robert A. Sieffert
                  Manager of Transportation/Distribution
                        American Maize Products Co.
                            The New York Times
                                  11/7/94


                     "Today's UP offer in 1998 is the
                   equivalent of the BN offer in 1996 at
                  today's prices.  The institutions got a
                   large part of what they wanted.  They
                 can quickly do the math.  They still know
                the ICC risk, and they're likely to not be
                                 swayed."
                               Anthony Hatch
                                  Analyst
                            Paine Webber, Inc.
                            Journal of Commerce
                                  11/1/94

                           [Graphic Boxed Text]

The Burlington Northern And Santa Fe Merger Is The Right Combination At The
                                Right Time


          The Board of Directors Recommends a vote FOR the Merger

                                                  FOR
A proposal to approve and adopt the
Agreement and Plan of merger between              [X]
Burlington Northern Inc. and Santa Fe Pacific
Corporation.



           The Burlington Northern and Santa Fe Railway Company:
   Linking customers, products, and markets for the 21st Century...now.

                           [Graphic Boxed Text]

IMPORTANT NOTICE TO SHAREHOLDERS: Regardless of the number of shares you own, it is important that they be represented at the BN shareholders' meeting. Even if you have sold your shares since the October 19 record date, as the holder of record you are still entitled to exercise your right to vote. We urge you to vote FOR the BN/Santa Fe merger. Should you have any questions or need assistance in voting your Burlington Northern proxy, please call our proxy solicitor, Kissel-Blake, Inc. at 1-800-554-7730.